SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
                 Filed by the Registrant                      [X]

                 Filed by a Party other than the Registrant   [  ]

Check the appropriate box:

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[X]    Preliminary Proxy Statement



[  ]   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))



[  ]   Definitive Proxy Statement



[  ]   Definitive Additional Materials



[  ]   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

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      (Name of Registrant as Specified In Its Charter)
      Fidelity Boston Street Trust

            (Name of Person Filing Proxy Statement, if other than the Registrant) Arthur S. Loring, Secretary

Payment of Filing Fee (Check the appropriate box):
[X]    No fee required.



[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

            (1)   Title of each class of securities to which

                  transaction applies:



            (2)   Aggregate number of securities to which

                  transaction applies:



            (3)   Per unit price or other underlying value of transaction

                  computed pursuant to Exchange Act Rule 0-11:



            (4)   Proposed maximum aggregate value of transaction:



            (5)   Total Fee Paid:


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[  ]   Fee paid previously with preliminary materials.



[  ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2)

       and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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      (1)   Amount Previously Paid:



      (2)   Form, Schedule or Registration Statement No.:



      (3)   Filing Party:



      (4)   Date Filed:



FIDELITY TARGET TIMELINE 1999
 FIDELITY TARGET TIMELINE 2001
 FIDELITY TARGET TIMELINE 2003
FUNDS OF
FIDELITY BOSTON STREET TRUST

82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
 1-800-544-8888

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the above funds:
 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Fidelity Target Timeline 1999, Fidelity Target Timeline 2001, and Fidelity Target Timeline 2003 (the funds),will be held at the office of Fidelity Boston Street Trust (the trust), 82 Devonshire Street, Boston, Massachusetts 02109, on July 16, 1997, at 9:00 a.m. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1. To elect a Board of Trustees.

2. To ratify the selection of Price Waterhouse LLP as independent accountants of the trust.

 The Board of Trustees has fixed the close of business on May 19, 1997 as the record date for the determination of the shareholders of each of the funds entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

  By order of the Board of Trustees,
  ARTHUR S. LORING, Secretary

May 19, 1997

YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
INSTRUCTIONS FOR EXECUTING PROXY CARD
 The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.
1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.
2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:
 REGISTRATION   VALID
                SIGNATURE

A. 1)   ABC Corp.                       John Smith,
                                        Treasurer

 2)     ABC Corp.                       John Smith,
                                        Treasurer

        c/o John Smith, Treasurer

B. 1)   ABC Corp. Profit Sharing Plan   Ann B. Collins,
                                        Trustee

 2)     ABC Trust                       Ann B. Collins,
                                        Trustee

 3)     Ann B. Collins, Trustee         Ann B. Collins,
                                        Trustee

        u/t/d 12/28/78

C. 1)   Anthony B. Craft, Cust.         Anthony B. Craft

        f/b/o Anthony B. Craft, Jr.

        UGMA


PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY BOSTON STREET TRUST:
FIDELITY TARGET TIMELINE 1999
FIDELITY TARGET TIMELINE 2001
FIDELITY TARGET TIMELINE 2003
TO BE HELD ON JULY 16, 1997
 This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Boston Street Trust (the trust) to be used at the Special Meeting of Shareholders of Fidelity Target Timeline 1999, Fidelity Target Timeline 2001 and Fidelity Target Timeline 2003 (the funds) and at any adjournments thereof (the Meeting), to be held on July 16, 1997 at 9:00 a.m. at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trust and Fidelity Management & Research Company (FMR), the funds' investment adviser.
 The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about May 19, 1997. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, or by personal interview by representatives of the trust. In addition, D.F. King & Co. may be paid hourly rates to solicit shareholders on behalf of the funds at an anticipated cost of approximately $______(Target Timeline
1999), $______ (Target Timeline 2001), and $____ (Target Timeline 2003),
respectively. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be paid by the funds. The funds will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. The principal business address of Fidelity Distributors Corporation (FDC), the funds' principal underwriter and distribution agent, and Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Far East) Inc. (FMR Far East), subadvisers to the funds, is 82 Devonshire Street, Boston, Massachusetts 02109.
 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person.
 All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted towards establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.
 The funds may also arrange to have votes recorded by telephone. D.F. King & Co. may be paid on a per call basis for vote-by-phone solicitations on behalf of the funds at an anticipated cost of approximately $______ (Target Timeline 1999), $_____ (Target Timeline 2001), and $_____ (Target Timeline
2003). The expenses in connection with telephone voting will be paid by the funds. If the funds record votes by telephone, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.
 If a quorum is present at the Meeting, but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxies will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.
 Shares of each fund of the trust issued and outstanding as of March 31, 1997 are indicated in the following table:
 Target Timeline 1999
 Target Timeline 2001
 Target Timeline 2003
 Shareholders of record at the close of business on May 19, 1997 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.
 To the knowledge of the trust, substantially (_____) record ownership of Fidelity Target Timeline 1999, Fidelity Target Timeline 2001 and Fidelity Target Timeline 2003 was as follows:
 FOR A FREE COPY OF THE FUNDS' ANNUAL REPORT FOR THE FISCAL YEAR ENDED JULY 31, 1996- AND THE SEMIANNUAL REPORT FOR THE FISCAL PERIOD ENDED JANUARY 31, 1997, CALL 1-800-544-8888 OR WRITE TO FIDELITY DISTRIBUTORS CORPORATION AT 82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109.
VOTE REQUIRED: A PLURALITY OF ALL VOTES CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSALS 1 AND 2.
1. TO ELECT A BOARD OF TRUSTEES.
 The purpose of this proposal is to elect a Board of Trustees of the Trust. Pursuant to the provisions of the Declaration of Trust of Fidelity Boston Street Trust, the Trustees have determined that the number of Trustees shall be fixed at twelve. It is intended that the enclosed proxy card will be voted for the election as Trustees of the twelve nominees listed below, unless such authority has been withheld in the proxy card.
 Except for Robert M. Gates and William O. McCoy, all nominees named below are currently Trustees of Fidelity Boston Street Trust and have served in that capacity continuously since originally elected or appointed. Ralph F. Cox, Phyllis Burke Davis, and Marvin L. Mann were selected by the trust's Nominating and Administration Committee (see page 12) and were appointed to the Board in November 1991, December 1992, and October 1993, respectively. None of the nominees is related to one another. Those nominees indicated by an asterisk (*) are "interested persons" of the trust by virtue of, among other things, their affiliation with either the trust, the funds' investment adviser (FMR, or the Adviser), or the funds' distribution agent, FDC. The business address of each nominee who is an "interested person" is 82 Devonshire Street, Boston, Massachusetts 02109, and the business address of all other nominees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Except for Peter S. Lynch, Robert M. Gates, and William O. McCoy, each of the nominees is currently a Trustee or General Partner, as the case may be, of 240 other funds advised by FMR. Mr. Lynch is currently a Trustee or General Partner , as the case may be, of 238 other funds advised by FMR or an affiliate. Messrs. Gates and McCoy are currently Trustees or General Partners, as the case may be, of 199 other funds advised by FMR.
 In the election of Trustees, those twelve nominees receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected.
Nominee             Principal Occupation **            Year of
(Age)                                                  Election or
                                                       Appointmen
                                                       t

*J. Gary Burkhead   Senior Vice President, is          1986
 (55)               President of FMR; and President
                    and a Director of FMR Texas
                    Inc., Fidelity Management &
                    Research (U.K.) Inc., and
                    Fidelity Management &
                    Research (Far East) Inc.

Nominee               Principal Occupation **               Year of
(Age)                                                       Election or
                                                            Appointmen
                                                            t

Ralph F. Cox          Management consultant (1994).         1991
 (64)                 Prior to February 1994, he was
                      President of Greenhill Petroleum
                      Corporation (petroleum
                      exploration and production).
                      Until March 1990, Mr. Cox was
                      President and Chief Operating
                      Officer of Union Pacific
                      Resources Company
                      (exploration and production). He
                      is a Director of Sanifill
                      Corporation (non-hazardous
                      waste, 1993), CH2M Hill
                      Companies (engineering), Rio
                      Grande, Inc. (oil and gas
                      production), and Daniel
                      Industries (petroleum
                      measurement equipment
                      manufacturer). In addition, he is
                      a member of advisory boards of
                      Texas A&M University and the
                      University of Texas at Austin.

Phyllis Burke Davis   Prior to her retirement in            1992
 (65)                 September 1991, Mrs. Davis
                      was the Senior Vice President of
                      Corporate Affairs of Avon
                      Products, Inc. She is currently a
                      Director of BellSouth
                      Corporation
                      (telecommunications), Eaton
                      Corporation (manufacturing,
                      1991), and the TJX Companies,
                      Inc. (retail stores), and
                      previously served as a Director
                      of Hallmark Cards, Inc.
                      (1985-1991) and Nabisco
                      Brands, Inc. In addition, she is a
                      member of the President's
                      Advisory Council of The
                      University of Vermont School of
                      Business Administration.

Robert M. Gates       Member of the Advisory Board          ---
 (53)                 (1997), is a consultant, author,
                      and lecturer (1993). Mr. Gates
                      was Director of the Central
                      Intelligence Agency (CIA) from
                      1991-1993. From 1989 to 1991,
                      Mr. Gates served as Assistant to
                      the President of the United
                      States and Deputy National
                      Security Advisor. Mr. Gates is
                      currently a Trustee for the
                      Forum For International Policy, a
                      Board Member for the Virginia
                      Neurological Institute, and a
                      Senior Advisor of the Harvard
                      Journal of World Affairs. In
                      addition, Mr. Gates also serves
                      as a member of  the corporate
                      board for Lucas Varity PLC
                      (automotive components and
                      diesel engines), Charles Stark
                      Draper Laboratory (non-profit),
                      NACCO Industries, Inc. (mining
                      and manufacturing), and TRW
                      Inc. (original equipment and
                      replacement products).

*Edward C. Johnson    President, is Chairman, Chief         1968
3d                    Executive Officer and a Director
 (66)                 of FMR Corp.; a Director and
                      Chairman of the Board and of
                      the Executive Committee of
                      FMR; and Chairman and a
                      Director of FMR Texas Inc.,
                      Fidelity Management &
                      Research (U.K.) Inc., and
                      Fidelity Management &
                      Research (Far East) Inc.

E. Bradley Jones      Prior to his retirement in 1984,      1990
 (69)                 Mr. Jones was Chairman and
                      Chief Executive Officer of LTV
                      Steel Company. He is a Director
                      of TRW Inc. (original equipment
                      and replacement products),
                      Cleveland-Cliffs, Inc. (mining),
                      Consolidated Rail Corporation,
                      Birmingham Steel Corporation,
                      and RPM, Inc. (manufacturer of
                      chemical products), and he
                      previously served as a Director
                      of NACCO Industries, Inc.
                      (mining and marketing,
                      1985-1995) and Hyster-Yale
                      Materials Handling, Inc.
                      (1985-1995). In addition, he
                      serves as a Trustee of First
                      Union Real Estate Investments,
                      a Trustee and member of the
                      Executive Committee of the
                      Cleveland Clinic Foundation, a
                      Trustee and member of the
                      Executive Committee of
                      University School (Cleveland),
                      and a Trustee of Cleveland
                      Clinic Florida.

Donald J. Kirk        Executive-in-Residence (1995)         1987
 (64)                 at Columbia University Graduate
                      School of Business and a
                      financial consultant. From 1987
                      to January 1995, Mr. Kirk was a
                      Professor at Columbia University
                      Graduate School of Business.
                      Prior to 1987, he was Chairman
                      of the Financial Accounting
                      Standards Board. Mr. Kirk is a
                      Director of General Re
                      Corporation (reinsurance), and
                      he previously served as a
                      Director of Valuation Research
                      Corp. (appraisals and
                      valuations, 1993-1995). In
                      addition, he serves as Chairman
                      of the Board of Directors of the
                      National Arts Stabilization Fund,
                      Chairman of the Board of
                      Trustees of the Greenwich
                      Hospital Association, a Member
                      of the Public Oversight Board of
                      the American Institute of
                      Certified Public Accountants'
                      SEC Practice Section (1995),
                      and a Public Governor of the
                      National Association of
                      Securities Dealers, Inc. (1996).

*Peter S. Lynch       Vice Chairman and Director of         1990
 (54)                 FMR (1992). Prior to May 31,
                      1990, he was a Director of FMR
                      and Executive Vice President of
                      FMR (a position he held until
                      March 31, 1991); Vice President
                      of Fidelity Magellan Fund and
                      FMR Growth Group Leader; and
                      Managing Director of FMR Corp.
                      Mr. Lynch was also Vice
                      President of Fidelity Investments
                      Corporate Services (1991-1992).
                      He is a Director of W.R. Grace &
                      Co. (chemicals) and Morrison
                      Knudsen Corporation
                      (engineering and construction).
                      In addition, he serves as a
                      Trustee of Boston College,
                      Massachusetts Eye & Ear
                      Infirmary, Historic Deerfield
                      (1989) and Society for the
                      Preservation of New England
                      Antiquities, and as an Overseer
                      of the Museum of Fine Arts of
                      Boston.

William O. McCoy      Member of the Advisory Board          ---
 (63)                 (1996). Vice President of
                      Finance for the University of
                      North Carolina (16-school
                      system, 1995). Prior to his
                      retirement in December 1994,
                      Mr. McCoy was Vice Chairman
                      of the Board of BellSouth
                      Corporation
                      (telecommunications, 1984) and
                      President of BellSouth
                      Enterprises (1986). He is
                      currently a Director of Liberty
                      Corporation (holding company
                      1984), Weeks Corporation of
                      Atlanta (real estate, 1994), and
                      Carolina Power and Light
                      Company (electric utility, 1996),
                      and the Kenan Transport Co.
                      (1996). Previously, he was a
                      Director of First American
                      Corporation (bank holding
                      company, 1979-1996). In
                      addition, Mr. McCoy serves as a
                      member of the Board of Visitors
                      for the University of North
                      Carolina at Chapel Hill (1994)
                      and for the Kenan-Flager
                      Business School (University of
                      North Carolina at Chapel Hill,
                      1988).

Gerald C. McDonough   Chairman of G.M. Management           1989
 (68)                 Group (strategic advisory
                      services). Prior to his retirement
                      in July 1988, he was Chairman
                      and Chief Executive Officer of
                      Leaseway Transportation Corp.
                      (physical distribution services).
                      Mr. McDonough is a Director of
                      Brush-Wellman Inc. (metal
                      refining), York International
                      Corp. (air conditioning and
                      refrigeration), Commercial
                      Intertech Corp. (hydraulic
                      systems, building systems, and
                      metal products, 1992), CUNO,
                      Inc. (liquid and gas filtration
                      products, 1996), and Associated
                      Estates Realty Corporation (a
                      real estate investment trust,
                      1993). Mr. McDonough served
                      as a Director of
                      ACME-Cleveland Corp. (metal
                      working, telecommunications,
                      and electronic products) from
                      1987-1996.

Marvin L. Mann        Chairman of the Board,                1993
 (64)                 President, and Chief Executive
                      Officer of Lexmark International,
                      Inc. (office machines, 1991).
                      Prior to 1991, he held the
                      positions of Vice President of
                      International Business Machines
                      Corporation ("IBM") and
                      President and General Manager
                      of various IBM divisions and
                      subsidiaries. Mr. Mann is a
                      Director of M.A. Hanna
                      Company (chemicals, 1993) and
                      Infomart (marketing services,
                      1991), a Trammell Crow Co. In
                      addition, he serves as the
                      Campaign Vice Chairman of the
                      Tri-State United Way (1993) and
                      is a member of the University of
                      Alabama President's Cabinet.

Thomas R. Williams    President of The Wales Group,         1989
 (68)                 Inc. (management and financial
                      advisory services). Prior to
                      retiring in 1987, Mr. Williams
                      served as Chairman of the
                      Board of First Wachovia
                      Corporation (bank holding
                      company), and Chairman and
                      Chief Executive Officer of The
                      First National Bank of Atlanta
                      and First Atlanta Corporation
                      (bank holding company). He is
                      currently a Director of BellSouth
                      Corporation
                      (telecommunications), ConAgra,
                      Inc. (agricultural products),
                      Fisher Business Systems, Inc.
                      (computer software), Georgia
                      Power Company (electric utility),
                      Gerber Alley & Associates, Inc.
                      (computer software), National
                      Life Insurance Company of
                      Vermont, American Software,
                      Inc., and AppleSouth, Inc.
                      (restaurants, 1992).

** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
As of March 31, 1997, the nominees owned, in the aggregate, less than __ % of each fund's outstanding shares. [REQUESTED BENEFICIAL OWNERSHIP INFORMATION FROM KENDRA MCGEORGE ON FEBRUARY 18, 1997. LANGUAGE TO BE INSERTED UPON RECEIPT.]
 If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.
 The trust's Board, which is currently composed of three interested and seven non-interested Trustees, met eleven times during the twelve months ended July 31,1996. It is expected that the Trustees will meet at least ten times a year at regularly scheduled meetings.
 The trust's Audit Committee is composed entirely of Trustees who are not interested persons of the trust, FMR or its affiliates, and normally meets four times a year, or as required, prior to meetings of the Board of Trustees. Currently, Mr. Kirk (Chairman), and Mrs. Davis are members of the Committee. If elected, it is anticipated that Messrs. Gates and McCoy will also be members of the Committee. This committee oversees and monitors the trust's internal control structure, its auditing function and its financial reporting process, including resolution of material reporting issues. The committee recommends to the Trustees the appointment of auditors for the trust. It reviews audit plans, fees, and other material arrangements in respect of the engagement of auditors, including all non-audit services to be performed. It reviews the qualifications of key personnel involved in the foregoing activities. The committee plays an oversight role in respect of the trust's investment compliance procedures and the code of ethics. During the twelve months ended July 31, 1996, the Committee held four meetings.
 The trust's Nominating and Administration Committee is currently composed of Messrs. McDonough (Chairman), Jones and Williams. The committee makes nominations for independent Trustees, and for membership on committees. The committee periodically reviews procedures and policies of the Board of Trustees and committees. It acts as the administrative committee under the Retirement Plan for non-interested trustees who retired prior to December 30, 1996. It monitors the performance of legal counsel employed by the trust and the independent trustees. The committee in the first instance monitors compliance with, and act as the administrator of the provisions of the code of ethics applicable to the independent trustees. During the twelve months ended July 31, 1996, the Committee held five meetings. The Nominating and Administration Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Secretary of the Trust. The trust does not have a compensation committee; such matters are considered by the Nominating and Administration Committee.
 The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services as trustee for the fiscal year ended July 31, 1996 or calendar year ended December 31, 1996, as applicable.
COMPENSATION TABLE

Trustees                  Aggregate    Aggregate    Aggregate    Total
                          Compensati   Compensati   Compensati   Compensation
                          on           on from      on from      from the
                          from         Target       Target       Fund Complex+
                          Target       Timeline     Timeline     A
                          Timeline     2001B, +     2003
                          1999B,C,+                 B, +

J. Gary Burkhead **       $            $            $            $ 0

Ralph F. Cox              $            $            $             137,700

Phyllis Burke Davis       $            $            $             134,700

Richard J. Flynn***       $            $            $             168,000

Robert M. Gates ****      $            $            $             0

Edward C. Johnson 3d **   $            $            $             0

E. Bradley Jones          $            $            $             134,700

Donald J. Kirk            $            $            $             136,200

Peter S. Lynch **         $            $            $             0

William O. McCoy*****     $            $            $             85,333

Gerald C. McDonough       $            $            $             136,200

Edward H. Malone***       $            $            $             136,200

Marvin L. Mann            $            $            $             134,700

Thomas R. Williams        $            $            $             136,200

* Information is as of December 31, 1996 for 235 funds in the complex.
** Interested Trustees of the fund are compensated by FMR.
*** Richard J. Flynn and Edward H. Malone served on the Board of Trustees through December 31, 1996.
****Mr. Gates was appointed a Member of the Advisory Board effective March 1, 1997.
*****During the period from May 1, 1996 through the present, William O. McCoy has served as a Member of the Advisory Board.
+ Estimated
A Compensation figures include cash, a pro rata portion of benefits accrued under the retirement program for the period ended December 30, 1996 and required to be deferred, and may include amounts deferred at the election of Trustees.
B Compensation figures include cash, amounts required to be deferred, a pro rata portion of benefits accrued under the retirement program for the period ended December 30, 1996 and required to be deferred, and may include amounts deferred at the election of Trustees.
C The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $__, Phyllis Burke Davis, $__, Richard J. Flynn, $0, Robert M. Gates $__, E. Bradley Jones, $__, Donald J. Kirk, $__, William O. McCoy, $__, Gerald C. McDonough, $__, Edward H. Malone, $__, Marvin L. Mann, $__, and Thomas R. Williams, $__.
F For the fiscal year ended June 30, 1997, certain of the non-interested Trustees' aggregate compensation from a fund includes accrued voluntary deferred compensation as follows: _____________.
Under a retirement program adopted in July 1988 and modified in November 1995 and November 1996, each non-interested Trustee who retired before December 30, 1996 may receive payments from a Fidelity fund during his or her lifetime based on his or her basic trustee fees and length of service. The obligation of a fund to make such payments is neither secured nor funded. A Trustee became eligible to participate in the program at the end of the calendar year in which he or she reached age 72, provided that, at the time of retirement, he or she had served as a Fidelity fund Trustee for at least five years.
The non-interested Trustees may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Deferred Compensation Plan (the Plan). Under the Plan, compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested and reinvested in shares of one or more funds in the complex designated by such Trustee (designated securities). The amount paid to the Trustee under the Plan will be determined based upon the performance of such investments. Deferral of fees in accordance with the Plan will have a negligible effect on the fund's assets, liabilities, and net income per share, and will not obligate the funds to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. The funds may invest in such designated securities under the Plan without shareholder approval.
As of December 30, 1996, the non-interested Trustees terminated the retirement program for Trustees who retire after such date. In connection with the termination of the retirement program, each existing non-interested Trustee received a credit to his or her Plan account equal to the present value of the estimated benefits that would have been payable under the retirement program. The amounts credited to the non-interested Trustees' Plan accounts are subject to vesting. The termination of the retirement program and related crediting of estimated benefits to the Trustees' Plan accounts did not result in a material cost to the funds.
2. TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS OF THE TRUST.
 By a vote of the non-interested Trustees, the firm of Price Waterhouse LLP has been selected as independent accountants for the trust to sign or certify any financial statements of the trust required by any law or regulation to be certified by an independent accountant and filed with the Securities and Exchange Commission (SEC) or any state. Pursuant to the 1940 Act, such selection requires the ratification of shareholders. In addition, as required by the 1940 Act, the vote of the Trustees is subject to the right of the trust, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment without penalty. Price Waterhouse LLP has advised the trust that it has no direct or material indirect ownership interest in the trust.
 The independent accountants examine annual financial statements for the funds and provide other audit and tax-related services. In recommending the selection of the trust's accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence. Representatives of Price Waterhouse LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.
OTHER BUSINESS
 The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.
ACTIVITIES AND MANAGEMENT OF FMR
 FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies.
 FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
 The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board; J. Gary Burkhead, President; and Peter S. Lynch, Vice Chairman. Each of the Directors is also a Trustee of the trust. Messrs. Johnson 3d, Burkhead, John H. Costello, Arthur S. Loring, Kenneth A. Rathgeber, Leonard M. Rush and Fred L. Henning, Jr., are currently officers of the trust and officers or employees of FMR or FMR Corp. With the exception of Mr. Costello, Mr. Rathgeber, Mr. Rush, and Ms. Thompson, all of these persons are stockholders of FMR Corp. The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.
 All of the stock of FMR is owned by its parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. Members of Mr. Edward C. Johnson 3d's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.
 During the period August 1, 1995 through ______, 199__, the following transactions were entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp.
ACTIVITIES AND MANAGEMENT OF FMR U.K. AND FMR FAR EAST
 FMR U.K. and FMR Far East are wholly-owned subsidiaries of FMR formed in 1986 to provide research and investment advice with respect to companies based outside the United States for certain funds for which FMR acts as investment adviser. FMR may also grant the sub-advisers investment management authority as well as authority to buy and sell securities for certain of the funds for which it acts as investment adviser, if FMR believes it would be beneficial to a fund.
 The Directors of FMR U.K. and FMR Far East are Edward C. Johnson 3d, Chairman, and J. Gary Burkhead, President. Mr. Johnson 3d also is President and a Trustee of the trust and other funds advised by FMR; Chairman and a Director of FMR Texas Inc. (FMR Texas); Chairman, Chief Executive Officer, President, and a Director of FMR Corp., Chairman of the Board and of the Executive Committee of FMR, and a Director of FMR. In addition, Mr. Burkhead is Senior Vice President and a Trustee of the trust and of other funds advised by FMR; a Director of FMR Corp.; President and Director of FMR; and President and Director of FMR Texas. Each of the Directors is a stockholder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.
PORTFOLIO TRANSACTIONS
 All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the fund's management contract.
 FMR may place agency transactions with Fidelity Brokerage Services, Inc.
(FBSI) and Fidelity Brokerage Services (FBS), subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.
 For the fiscal year ended July 1996 the funds paid no brokerage commissions to affiliated brokers.
SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS
 The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.
NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES
 Please advise the trust, in care of, Fidelity Service Company, Inc., P.O. Box 789, Boston, Massachusetts 02102, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.
PROTOTYPE FOR STANDARD PROXY CARD
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY BOSTON STREET TRUST: FIDELITY TARGET TIMELINE 1999, FIDELITY TARGET TIMELINE 2001, AND FIDELITY TARGET TIMELINE 2003
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring and Phyllis Burke Davis or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Boston Street Trust as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on July 16, 1997 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
 #379 HH
 #381 HH
 #383 HH

Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------
--------------------

1.   To elect the twelve nominees specified below as        [  ] FOR all nominees    [  ]            1.
     Trustees:  J. Gary Burkhead, Ralph F. Cox, Phyllis    listed (except as         WITHHOLD
     Burke Davis, Robert M. Gates, Edward C. Johnson       marked to the contrary    authority to
     3d, E. Bradley Jones, Donald J. Kirk, Peter S.        below).                   vote for all
     Lynch, William O. McCoy, Gerald C. McDonough,                                   nominees.
     Marvin L. Mann and Thomas R. Williams
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



__________________________________________________________________________
___________________

2.   To ratify the selection of Price Waterhouse LLP as    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   2.
     independent accountants of the trust.


TT-PXC-597    cusip #316057108/fund #379 H
    cusip #316057207/fund #381 H
    cusip #316057306/fund #383 H
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
Fidelity Boston Street Trust: Fidelity Target Timeline 1999
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Phyllis Burke Davis, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Boston Street Trust: Fidelity Target Timeline 1999 which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on July 16, 1997 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip #316057108/fund #379

Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------
--------------------

1.   To elect the twelve nominees specified below as        [  ] FOR all nominees    [  ]            1.
     Trustees:  J. Gary Burkhead, Ralph F. Cox, Phyllis    listed (except as         WITHHOLD
     Burke Davis, Robert M. Gates, Edward C. Johnson       marked to the contrary    authority to
     3d, E. Bradley Jones, Donald J. Kirk, Peter S.        below).                   vote for all
     Lynch, William O. McCoy, Gerald C. McDonough,                                   nominees.
     Marvin L. Mann and Thomas R. Williams
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



__________________________________________________________________________
___________________

2.   To ratify the selection of Price Waterhouse LLP as    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   2.
     independent accountants of the trust.


TT9-PXC-597    cusip #316057108/fund #379
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
Fidelity Boston Street Trust: Fidelity Target Timeline 2001
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Phyllis Burke Davis, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Boston Street Trust: Fidelity Target Timeline 2001 which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on July 16, 1997 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip #316057207/fund #381

Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------
--------------------

1.   To elect the twelve nominees specified below as        [  ] FOR all nominees    [  ]            1.
     Trustees:  J. Gary Burkhead, Ralph F. Cox, Phyllis    listed (except as         WITHHOLD
     Burke Davis, Robert M. Gates, Edward C. Johnson       marked to the contrary    authority to
     3d, E. Bradley Jones, Donald J. Kirk, Peter S.        below).                   vote for all
     Lynch, William O. McCoy, Gerald C. McDonough,                                   nominees.
     Marvin L. Mann and Thomas R. Williams
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



__________________________________________________________________________
___________________

2.   To ratify the selection of Price Waterhouse LLP as    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   2.
     independent accountants of the trust.


TT1-PXC-597    cusip #316057207/fund #381
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
Fidelity Boston Street Trust: Fidelity Target Timeline 2003
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Phyllis Burke Davis, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Boston Street Trust: Fidelity Target Timeline 2003 which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on July 16, 1997 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip #316057306/fund #383

Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------
--------------------

1.   To elect the twelve nominees specified below as        [  ] FOR all nominees    [  ]            1.
     Trustees:  J. Gary Burkhead, Ralph F. Cox, Phyllis    listed (except as         WITHHOLD
     Burke Davis, Robert M. Gates, Edward C. Johnson       marked to the contrary    authority to
     3d, E. Bradley Jones, Donald J. Kirk, Peter S.        below).                   vote for all
     Lynch, William O. McCoy, Gerald C. McDonough,                                   nominees.
     Marvin L. Mann and Thomas R. Williams
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



__________________________________________________________________________
___________________

2.   To ratify the selection of Price Waterhouse LLP as    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   2.
     independent accountants of the trust.


TT3-PXC-597    cusip #316057306/fund #383